SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule
     14a-12

                       Insured Municipal Income Fund Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                       INSURED MUNICIPAL INCOME FUND INC.

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                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 17, 2003

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TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Insured Municipal Income Fund Inc. (the "Fund") will be held on July 17, 2003 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

              (1) To elect seven (7) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified or until they resign or are otherwise removed; and

              (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

              (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified or until they resign or are otherwise removed.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on May 16, 2003. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                             By order of the board of directors,


                                             AMY R. DOBERMAN
                                             SECRETARY

May 30, 2003
51 West 52nd Street
New York, New York 10019-6114


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                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED
ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.
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

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   REGISTRATION                       VALID SIGNATURE
                   ------------                       ----------------

Corporate Accounts
    (1) ABC Corp. ............................... ABC Corp.
                                                  John Doe, Treasurer
    (2) ABC Corp. ............................... John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer ....... John Doe
    (4) ABC Corp. Profit Sharing Plan ........... John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership ..................... Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership .... Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account ....................... Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/18/78 ..... Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o
        John B. Smith, Jr. UGMA/UTMA ............ John B. Smith
    (2) Estate of John B. Smith ................. John B. Smith, Jr., Executor

                       INSURED MUNICIPAL INCOME FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                                   ----------

                                 PROXY STATEMENT

                                   ----------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2003

     This proxy statement is furnished to the shareholders of Insured Municipal Income Fund Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on July 17, 2003, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about May 30, 2003.

     A majority of the shares outstanding on May 16, 2003, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote, and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the nine nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the seven nominees for director named herein for which the holders of the common stock are entitled to vote and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, May 16, 2003, the Fund had outstanding 20,628,363 shares of common stock and 3,000 shares of the APS, representing Series A, Series B, Series C and Series D shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (US) Inc. ("UBS Global AM") or UBS PaineWebber Inc. ("UBS PaineWebber(sm)*"), who will not receive any compensation therefor from the Fund.

     UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended March 31, 2003 is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

     Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed.

     Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected solely by holders of the APS. The other seven directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, David J. Beaubien, Richard R. Burt, Frederic V. Malek, Carl W. Schafer, Brian M. Storms and William D. White have been nominated as the directors that are to be elected by all common stock and APS holders. Each of the nominees except for Mr. Storms was last elected director at the Fund's July 2002 Annual Meeting of Shareholders. Mr. Storms was appointed a director by the current board effective June 30, 2003, and is being nominated for election by shareholders at the July 2003 Annual Meeting. Mr. Storms had previously served as a director of the Fund from 1999 to 2001. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all nine nominees; and, if you are a holder of the common stock, your shares of common stock will be voted FOR the seven nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund's common stock or APS on April 30, 2003.

----------
 * UBS PaineWebber is a service mark of UBS AG.

Listed in the table below, for each nominee, is a brief description of the nominees experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                               POSITION(S)     LENGTH                                  NUMBER OF PORTFOLIOS IN           OTHER
                               HELD WITH       OF TIME PRINCIPAL OCCUPATION(S)         FUND COMPLEX OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS, AND AGE         FUND            SERVED  DURING PAST 5 YEARS             BY NOMINEE                    HELD BY NOMINEE
----------------------         -----------     ------- -----------------------         ------------------------      ---------------
INTERESTED DIRECTORS:
Margo N. Alexander*+; 56       Director        Since   Mrs. Alexander is retired.      Mrs. Alexander is a director         None
                                               1995    She was an executive vice       or trustee of 19 investment
                                                       president of UBS PaineWebber    companies (consisting of 40
                                                       (March 1984 to December         portfolios) for which UBS
                                                       2002). She was chief            Global AM or one of its
                                                       executive officer of UBS        affiliates serves as
                                                       Global AM from January          investment advisor, sub-advisor
                                                       1995 to October 2000, a         or manager.
                                                       director (from January 1995
                                                       to September 2001) and
                                                       chairman (from March
                                                       1999 to September 2001).

Brian M. Storms*+; 48          Director and   (Term    Mr. Storms is chief executive   Mr. Storms is president and          None
                               Chairman of   commences officer (since July 2002),      trustee of UBS Supplementary
                               the Board of   June 30, director and president of UBS   Trust and of four investment
                               Directors       2003)   Global AM (since March          companies (consisting of 43
                               (effective              1999). He is also chief         portfolios) and trustee and
                               June 30, 2003)          executive officer (since July   chairman of one investment
                                                       2002), a member of the board    company (consisting of two
                                                       of directors and president of   portfolios) for which UBS
                                                       UBS Global Asset Management     Global AM or one of its affiliates
                                                       (Americas) Inc. ("UBS           serves as investment advisor,
                                                       Global AM (Americas)")          sub-advisor or manager.
                                                       and UBS Global Asset            Mr. Storms was president of 19
                                                       Management (New York) Inc.      investment companies (consisting
                                                       ("UBS Global AM (New            of 40 portfolios) for which UBS
                                                       York)")(since October 2001).    Global AM or one of its affiliates
                                                       Mr. Storms was chief executive  serves as investment adviser,
                                                       officer of UBS Global AM        subadviser or manager until
                                                       from October 2000 to            May 8, 2003; he has been
                                                       September 2001 and chief        appointed a director or trustee
                                                       operating officer of UBS        of those investment companies
                                                       Global AM (Americas)            effective June 30, 2003.
                                                       and UBS Global AM
                                                       (New York) from
                                                       September 2001 to July 2002.
                                                       He was a director or trustee
                                                       of several investment
                                                       companies in the UBS Family
                                                       of Funds (1999 to 2001). He
                                                       was president of Prudential
                                                       Investments (1996 to 1999).
                                                       Prior to joining Prudential
                                                       Investments he was a
                                                       managing director at Fidelity
                                                       Investments.

                            POSITION(S) LENGTH                                  NUMBER OF PORTFOLIOS IN           OTHER
                            HELD WITH   OF TIME PRINCIPAL OCCUPATION(S)         FUND COMPLEX OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS, AND AGE      FUND        SERVED  DURING PAST 5 YEARS             BY NOMINEE                    HELD BY NOMINEE
----------------------      ----------  ------- -----------------------         ------------------------      ---------------
INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 67     Director   Since   Mr. Armstrong is chairman       Mr. Armstrong is a director   Mr. Armstrong is
R.Q.A. Enterprises                      1995    and principal of R.Q.A.         or trustee of 19 investment   also a director of
One Old Church Road                             Enterprises (management         companies (consisting of      A1Fresh Beverages
Unit #6                                         consulting firm) (since         40 portfolios) for which      Canada, Inc. (a
Greenwich, CT 06830                             April 1991 and principal        UBS Global AM or one          Canadian Beverage
                                                occupation since March          of its affiliates serves as   subsidiary of
                                                1995). Mr. Armstrong was        investment advisor, sub-      A1Fresh Foods Inc.)
                                                chairman of the board, chief    advisor or manager.           (since October
                                                executive officer and                                         2000).
                                                co-owner of Adirondack
                                                Beverages (producer and
                                                distributor of soft drinks and
                                                sparkling/still waters) (from
                                                October 1993 to March 1995).
                                                He was a partner of The New
                                                England Consulting Group
                                                (management consulting firm)
                                                (from December 1992 to
                                                September 1993). He was
                                                managing director of LVMH
                                                U.S. Corporation (U.S.
                                                subsidiary of the French
                                                luxury goods conglomerate,
                                                Louis Vuitton Moet Hennessey
                                                Corporation) (from 1987 to
                                                1991) and chairman of its
                                                wine and spirits subsidiary,
                                                Schieffelin & Somerset
                                                Company (from 1987 to 1991).

David J. Beaubien; 68       Director    Since   Mr. Beaubien is chairman        Mr. Beaubien is a director    Mr. Beaubien is also
101 Industrial Road                     2001    of Yankee Environmental         or trustee of 19 investment   a director of IEC
Turners Falls, MA 01376                         Systems, Inc., a                companies (consisting of      Electronics, Inc., a
                                                manufacturer of                 40 portfolios) for which      manufacturer of
                                                meteorological measuring        UBS Global AM or one          electronic assemblies
                                                systems. Prior to January       of its affiliates serves as
                                                1991, he was senior vice        investment advisor, sub-
                                                president of EG&G, Inc., a      advisor or manager.
                                                company which makes and
                                                provides a variety of
                                                scientific and technically
                                                oriented products and
                                                services. From 1985 to
                                                January 1995, Mr. Beaubien
                                                served as a director or trustee
                                                on the boards of the Kidder,
                                                Peabody & Co. Incorporated
                                                mutual funds.

                            POSITION(S) LENGTH                                  NUMBER OF PORTFOLIOS IN           OTHER
                            HELD WITH   OF TIME PRINCIPAL OCCUPATION(S)         FUND COMPLEX OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS, AND AGE      FUND        SERVED  DURING PAST 5 YEARS             BY NOMINEE                    HELD BY NOMINEE
----------------------      ----------  ------- -----------------------         ------------------------      ---------------

Richard R. Burt; 56         Director    Since   Mr. Burt is chairman of         Mr. Burt is a director or     Mr. Burt is also a
Pennsylvania Ave., N.W.                 1995    Diligence LLC                   trustee of 19 investment      director of Hollinger
Washington, D.C. 20004                          (international information      companies (consisting of      International Inc.
                                                and security firm) and IEP      40 portfolios) for which      (publishing), HCL
                                                Advisors (international         UBS Global AM or one          Technologies, Ltd.,
                                                investments and consulting      of its affiliates serves as   The Central European
                                                firm). He was the chief         investment advisor, sub-      Fund, Inc. and The
                                                negotiator in the Strategic     advisor or manager.           Germany Fund, Inc.,
                                                Arms Reduction Talks with                                     IGT, Inc. (provides
                                                the former Soviet Union                                       technology to gaming
                                                (from 1989 to 1991) and the                                   and wagering
                                                U.S. Ambassador to the                                        industry) and
                                                Federal Republic of Germany                                   chairman of Weirton
                                                (from 1985 to 1989). From                                     Steel Corp. (makes
                                                1991 to 1994, he served as a                                  and finishes steel
                                                partner of McKinsey &                                         products). He is also
                                                Company (management                                           a director or trustee
                                                consulting firm).                                             of funds in the
                                                                                                              Scudder Mutual
                                                                                                              Funds Family
                                                                                                              (consisting of 47
                                                                                                              portfolios).

Meyer Feldberg; 61          Director    Since   Mr. Feldberg is Dean and        Dean Feldberg is a director   Dean Feldberg is
Columbia University                     1993    Professor of Management         or trustee of 33 investment   also a director of
Uris Hall                                       of the Graduate School of       companies (consisting of      Primedia Inc.
York, New York 10027                            Business, Columbia              54 portfolios) for which      (publishing),
                                                University. Prior to 1989,      UBS Global AM or one          Federated
                                                he was president of the         of its affiliates serves as   Department Stores,
                                                Illinois Institute of           investment advisor, sub-      Inc. (operator of
                                                Technology.                     advisor or manager.           department stores),
                                                                                                              Revlon, Inc.
                                                                                                              (cosmetics), Select
                                                                                                              Medical Inc.
                                                                                                              (healthcare services)
                                                                                                              and SAPPI, Ltd.
                                                                                                              (producer of paper).

                            POSITION(S) LENGTH                                  NUMBER OF PORTFOLIOS IN           OTHER
                            HELD WITH   OF TIME PRINCIPAL OCCUPATION(S)         FUND COMPLEX OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS, AND AGE      FUND        SERVED  DURING PAST 5 YEARS             BY NOMINEE                    HELD BY NOMINEE
----------------------      ----------  ------- -----------------------         ------------------------      ---------------
Frederic V. Malek; 66       Director    Since   Mr. Malek is chairman of        Mr. Malek is a director or    Mr. Malek is also a
1455 Pennsylvania Avenue,               1996    Thayer Capital Partners         trustee of 19 investment      director of Aegis
N.W. Suite 350                                  merchant bank) and              companies (consisting of      Communications,
Washington, D.C. 20004                          chairman of Thayer Hotel        40 portfolios) for which      Inc. (tele-services),
                                                Investors III, Thayer Hotel     UBS Global AM or one          American
                                                Investors II and Lodging        of its affiliates serves as   Management
                                                Opportunities Fund (hotel       investment advisor, sub-      Systems, Inc.
                                                investment partnerships).       advisor or manager.           (management
                                                From January 1992 to                                          consulting and
                                                November 1992, he was                                         computer related
                                                campaign manager of Bush-                                     services), Automatic
                                                Quayle 92. From 1990 to                                       Data Processing, Inc.
                                                1992, he was vice chairman                                    (computing services),
                                                and, from 1989 to 1990, he                                    CB Richard Ellis,
                                                was president of Northwest                                    Inc. (real estate
                                                Airlines Inc. and NWA Inc.                                    services), Federal
                                                (holding company of                                           National Mortgage
                                                Northwest Airlines Inc.).                                     Association, FPL
                                                Prior to 1989, he was                                         Group, Inc. (electric
                                                employed by the Marriott                                      services), Manor
                                                Corporation (hotels,                                          Care, Inc. (health
                                                restaurants, airline catering                                 care), and Northwest
                                                and contract feeding),                                        Airlines Inc.
                                                where he most recently was
                                                an executive vice president
                                                and president of Marriott
                                                Hotels and Resorts.

Carl W. Schafer; 67         Director    Since   Mr. Schafer is president of     Mr. Schafer is a director or  Mr. Schafer is also a
66 Witherspoon Street                   1996    the Atlantic Foundation         trustee of 19 investment      director of Labor
#1100                                           (charitable foundation).        companies (consisting of      Ready, Inc.
Princeton, NJ 08542                             Prior to January 1993, he       40 portfolios) for which      (temporary
                                                was chairman of the             UBS Global AM or one          employment),
                                                Investment Advisory             of its affiliates serves as   Roadway Corp.
                                                Committee of the Howard         investment advisor, sub-      (trucking), Guardian
                                                Hughes Medical Institute.       advisor or manager.           Life Insurance
                                                                                                              Company Mutual
                                                                                                              Funds (consisting of
                                                                                                              19 portfolios), the
                                                                                                              Harding, Loevner
                                                                                                              Funds (consisting of
                                                                                                              four portfolios),
                                                                                                              E.I.I. Realty
                                                                                                              Securities Trust
                                                                                                              (investment company)
                                                                                                              and Frontier Oil
                                                                                                              Corporation.

                            POSITION(S) LENGTH                                  NUMBER OF PORTFOLIOS IN           OTHER
                            HELD WITH   OF TIME PRINCIPAL OCCUPATION(S)         FUND COMPLEX OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS, AND AGE      FUND        SERVED  DURING PAST 5 YEARS             BY NOMINEE                    HELD BY NOMINEE
----------------------      ----------  ------- -----------------------         ------------------------      ---------------
William D. White; 69        Director    Since   Mr. White is retired. From      Mr. White is a director or    None
P.O. Box 199                            2001    February 1989 through           trustee of 19 investment
Upper Black Eddy, PA 18972                      March 1994, he was              companies (consisting of
                                                president of the National       40 portfolios) for which
                                                League of Professional          UBS Global AM or one
                                                Baseball Clubs. Prior to        of its affiliates serves as
                                                1989, he was a television       investment advisor, sub-
                                                sportscaster for WPIX-TV,       advisor or manager.
                                                New York. Mr. White
                                                served on the Board of
                                                Directors of Centel from
                                                1989 to 1993 and until
                                                recently on the board of
                                                directors of Jefferson
                                                Banks Incorporated,
                                                Philadelphia, PA.

* This persons business address is 51 West 52nd Street, New York, New York 10019-6114.

+ Mrs. Alexander and Mr. Storms are interested persons of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or any of its affiliates.


               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                                    DOLLAR RANGE     AGGREGATE DOLLAR RANGE  OF EQUITY SECURITIES IN ALL
                                                     OF EQUITY       REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE
                                                     SECURITIES       FOR WHICH UBS GLOBAL AM OR AN AFFILIATE SERVES AS
      NOMINEE                                         IN FUND+            INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
      -------                                       ------------     ---------------------------------------------------
INTERESTED DIRECTORS:
Margo N. Alexander ...............................      None                          Over $100,000
Brian M. Storms ..................................      None                          $1-$10,000

INDEPENDENT DIRECTORS:
Richard Q. Armstrong .............................      None                          Over $100,000
David J. Beaubien ................................      None                          Over $100,000
Richard R. Burt ..................................      None                         $10,001-$50,000
Meyer Feldberg ...................................      None                          Over $100,000
Frederic V. Malek ................................      None                         $50,001-$100,000
Carl W. Schafer ..................................      None                          Over $100,000
William D. White .................................      None                         $10,001-$50,000

+ Information regarding ownership of shares of the Fund is as of April 30, 2003; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2002.

     As of December 31, 2002, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     The board of directors of the Fund met five times during the fiscal year ended March 31, 2003. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for:
(i) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (ii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the Fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended March 31, 2003. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and who are independent as defined under listing standards of the New York Stock Exchange. Messrs. Gowen, Hewitt and Janklow will be retiring from the Fund's board and the Audit and Contract Review Committee effective June 30, 2003; therefore, additional information regarding them is not provided in this proxy statement. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met twice during the fiscal year ended March 31, 2003 and each member attended those meetings.

     The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Board; and reviewing the composition of the board and the compensation arrangements for each of the directors. The Nominating Committee currently consists of Messrs. Gowen, Janklow, Schafer and White; however, Messrs. Gowen and Janklow will be retiring from the Fund's board and the Nominating Committee effective June 30, 2003. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee (effective June 30, 2003) Mr. Carl W. Schafer, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE. The board does not have a standing compensation committee.

     Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) PRO RATA based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

     Each director who has attained the age of seventy-two (72) years will be subject to retirement on the later of (a) the last day of the month in which he or she attains such age or (b) June 30, 2003. The table below includes certain information relating to the compensation of the Fund's directors who are not retiring and who are standing for reelection.

                               COMPENSATION TABLE+

                                                                      TOTAL
                                                    AGGREGATE     COMPENSATION
                                                  COMPENSATION    FROM THE FUND
            NAME OF                                   FROM           AND THE
       PERSON, POSITION                             THE FUND*     FUND COMPLEX**
       ----------------                             ---------    --------------
Richard Q. Armstrong, Director .................       $600          $111,125
David J. Beaubien, Director ....................        554           108,000
Richard R. Burt, Director ......................        554           108,000
Meyer Feldberg, Director .......................        532           210,250
Frederic V. Malek, Director ....................        571           108,000
Carl W. Schafer, Director ......................        581           108,000
William D. White, Director .....................        554           108,000

----------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation from the funds.
* Represents fees paid to each director during the fiscal year ended March 31, 2003.
** Represents fees paid during the calendar year ended December 31, 2002 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Malek, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended March 31, 2003, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending March 31, 2004. Ernst & Young has been the Fund's independent auditors since its inception in June 1993. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES.

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders were approximately $29,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

     There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES.

     There were approximately $123,500 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     ----------------     -----------       ----------------------------------------
W. Douglas Beck*; 36        Vice President      Since 2003    Mr. Beck is an executive director and head of
                                                              and head of mutual fund product management of
                                                              UBS Global AM (since 2002). From March 1998 to
                                                              November 2002, he held various positions at
                                                              Merrill Lynch, the most recent being first vice
                                                              president and co-manager of the managed
                                                              solutions group. Prior to March 1998, Mr. Beck
                                                              was a portfolio manager and managing director
                                                              at Raymond James & Associates. Mr. Beck is vice
                                                              president of UBS Supplementary Trust and 22
                                                              investment companies (consisting of 81
                                                              portfolios) for which UBS Global AM or one of
                                                              its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Thomas Disbrow*; 37         Vice President      Since 2000    Mr. Disbrow is a director and a senior
                            and Assistant                     manager of the mutual fund finance
                              Treasurer                       department of UBS Global AM. Prior to
                                                              November 1999, he was a vice president of
                                                              Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                              president and assistant treasurer of 19
                                                              investment companies (consisting of 40
                                                              portfolios) and assistant treasurer of one
                                                              investment company (consisting of two
                                                              portfolios) for which UBS Global AM or one of
                                                              its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

Amy R. Doberman*; 41        Vice President      Since 2000    Ms. Doberman is a managing director and
                            and Secretary                     general  counsel of UBS Global AM. From
                                                              December 1997 through July 2000, she was
                                                              general counsel of Aeltus Investment
                                                              Management, Inc. Prior to working at Aeltus,
                                                              Ms. Doberman was assistant chief counsel of the
                                                              SEC's Division of Investment Management. Ms.
                                                              Doberman is vice president and assistant
                                                              secretary of UBS Supplementary Trust and five
                                                              investment companies (consisting of 44
                                                              portfolios) and vice president and secretary of
                                                              19 investment companies (consisting of 40
                                                              portfolios) for which UBS Global AM or one of
                                                              its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     ----------------     -----------       ----------------------------------------
Elbridge T. Gerry III*; 46  Vice President      Since 1996    Mr. Gerry is a managing director--fixed income of UBS
                                                              Global AM. Mr. Gerry is a vice president of six
                                                              investment companies (consisting of 11
                                                              portfolios) for which UBS Global AM or one of
                                                              its affiliates serves as investment advisor,
                                                              sub-advisor or manager.

David M. Goldenberg*; 36    Vice President      Since 2002    Mr. Goldenberg is an executive director and
                            and Assistant                     deputy general counsel of UBS Global AM.
                              Secretary                       From 2000 to 2002 he was director, legal
                                                              affairs at Lazard Asset Management. Mr.
                                                              Goldenberg was global director of compliance
                                                              for SSB Citi Asset Management Group from 1998
                                                              to 2000. He was associate general counsel at
                                                              Smith Barney Asset Management from 1996 to
                                                              1998. Prior to working at Smith Barney Asset
                                                              Management, Mr. Goldenberg was a branch chief
                                                              and senior counsel in the SEC's Division of
                                                              Investment Management. Mr. Goldenberg is a vice
                                                              president and secretary UBS Supplementary Trust
                                                              and of five investment companies (consisting of
                                                              44 portfolios) and a vice president and
                                                              assistant secretary of 19 investment companies
                                                              (consisting of 40 portfolios) for which UBS
                                                              Global AM or one of its affiliates serves as
                                                              investment advisor, sub-advisor or manager.

Kevin J. Mahoney*; 37       Vice President      Since 1999    Mr. Mahoney is a director and a senior
                            and Assistant                     manager of the mutual fund finance
                              Treasurer                       department  of UBS Global AM. Prior to April 1999,
                                                              he was the manager of the mutual fund internal
                                                              control group of Salomon Smith Barney. Mr.
                                                              Mahoney is a vice president and assistant
                                                              treasurer of 19 investment companies
                                                              (consisting of 40 portfolios) for which UBS
                                                              Global AM or one of its affiliates serves as
                                                              investment advisor, sub-advisor or manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                           POSITION(S) HELD     LENGTH OF          NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE      WITH THE FUND       TIME SERVED          FOR WHICH PERSON SERVES AS OFFICER
----------------------     ----------------     -----------       ----------------------------------------
Paul H. Schubert*; 40       Vice President     Since 1994     Mr. Schubert is an executive director and
                            and Treasurer                     head of the mutual fund finance department of
                                                              UBS Global AM. Mr. Schubert is treasurer and
                                                              principal accounting officer of UBS
                                                              Supplementary Trust and of three investment
                                                              companies (consisting of 41 portfolios), a vice
                                                              president and treasurer of 20 investment
                                                              companies (consisting of 41 portfolios), and
                                                              treasurer and chief financial officer of one
                                                              investment company (consisting of two
                                                              portfolios) for which UBS Global AM or one of
                                                              its affiliates serves as investment advisor,
                                                              sub-advisor or manager.


Joseph A. Varnas*;  35      President          Since 2003     Mr. Varnas is a managing director (since
                                                              March 2003), chief technology officer (since
                                                              March 2001) and head of product, technology and
                                                              operations of UBS Global AM (since November
                                                              2002). From 2000 to 2001, he was manager of
                                                              product development at UBS PaineWebber
                                                              Investment Management Services. Mr. Varnas was
                                                              a senior analyst in the Global Securities
                                                              Research & Economics Group at Merrill Lynch
                                                              from 1995 to 1999. Mr. Varnas is president of
                                                              UBS Supplementary Trust and 23 investment
                                                              companies (consisting of 81 portfolios) for
                                                              which UBS Global AM or one of its affiliates
                                                              serves as investment advisor, sub-advisor or
                                                              manager.

Keith A. Weller*; 41        Vice President     Since 1995     Mr. Weller is a director and senior associate
                            and Assistant                     general counsel of UBS Global AM.
                              Secretary                       Mr. Weller is a vice president and assistant
                                                              secretary of 19 investment companies
                                                              (consisting of 40 portfolios) for which UBS
                                                              Global AM or one of its affiliates serves as
                                                              investment advisor, sub-advisor or manager.

-------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

                                OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

     Based on a Schedule 13G submitted to the Fund and filed with the Securities and Exchange Commission, the following shareholder owned more than 5% of the Fund's common stock as of the date indicated:

                                                                       NUMBER AND PERCENTAGE OF COMMON STOCK
                                                                             BENEFICIALLY OWNED AS OF
     NAME AND ADDRESS*                                                           FEBRUARY 14, 2003
     -----------------                                                    -------------------------------

     Wachovia Corporation ............................................    1,465,902               7.11%


----------
* The shareholder may be contacted c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.

     Management does not know of any other person who owns beneficially 5% or more of the common stock of the Fund.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed by any board member, officer, beneficial owner or any other person.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2004 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than January 30, 2004 and must satisfy other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                             By order of the board of directors,


                                            AMY R. DOBERMAN
                                            SECRETARY

May 30, 2003


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A

                   AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER
                     AMENDED AND RESTATED AS OF MAY 8, 2003

ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit and Contract Review Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) review the performance by certain service providers and approve their contracts and arrangements with the Fund.

     With respect to its contract review function, the Committee will consider the performance of UBS Global, the Fund's adviser, administrator and distributor(1); the Fund's sub-advisors, if any; and, as deemed necessary or appropriate by the Committee, any other service providers. The Committee will determine whether compensation paid by the Fund pursuant to its contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered.

DUTIES AND RESPONSIBILITIES

AUDIT OVERSIGHT

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

-----------
1  Open-end Funds only.

     2. Pre-approve (a) all audit and permissible non-audit services2 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the
         Committee,   at  its  next  regularly   scheduled   meeting  after  the
         sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

     3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

---------------
2 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
   (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

   Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ("Covered Service Providers")
   constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

     5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

     6. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement.

     7. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

     8. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

     10. [Closed-end Funds only] Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Fund officers or employees or Fund service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11. Request that the  independent  auditors  report to the Committee on any
         unusual  items  or  matters   discovered   during  the  course  of  any
         semi-annual or other reviews.

     12. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global.

     13. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

CONTRACT REVIEW

     1. Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     2. Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     3. Meet with such representatives of the service providers as the Committee deems necessary.

     4. Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     5. Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

     In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"). Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(3)

     In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an "audit committee financial expert," as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

----------
3 In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

REPORTING

     The   Chairperson   shall  report  to  the  Board  on  the  result  of  its
deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

     In  carrying  out  its  responsibilities,   the  Committee's  policies  and
procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                                                      APPENDIX A

UBS Managed Investments Trust
UBS PaineWebber Managed Municipal Trust
UBS Series Trust
Liquid Institutional Reserves
UBS Investment Trust
UBS Index Trust
UBS PaineWebber Municipal Money Market Series
UBS Money Series
UBS Securities Trust
UBS PACE Select Advisors Trust
UBS PaineWebber Cashfund,  Inc.
UBS PaineWebber RMA Money Fund, Inc.
UBS PaineWebber RMA Tax-Free Fund, Inc.
UBS Master Series, Inc.
UBS Financial Services Fund Inc.
Strategic Global Income Fund, Inc.*
Global High Income Dollar Fund Inc.*
Investment Grade Municipal Income Fund Inc.*
Insured Municipal Income Fund Inc.*
Managed High Yield Plus Fund Inc.*

----------
  * Closed-end Funds. The duties and responsibilities of paragraphs 10 and 12 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                                                      APPENDIX B

                  AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

An "audit committee financial expert" is a person who has the following attributes:

     an understanding of generally accepted accounting principles and financial statements;

     the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     an understanding of internal controls and procedures for financial reporting; and

     an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

     education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

     experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

     experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

     other relevant experience.

-----------------
         INSURED
       MUNICIPAL
INCOME FUND INC.
================


PROXY
STATEMENT

                                ----------------
                                         INSURED
                                       MUNICIPAL
                                INCOME FUND INC.
                                ================

-----------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
JULY 17, 2003
AND
PROXY STATEMENT
=================

                         Appendix: Forms of Proxy Cards

                                   DETACH HERE

                                                                          ZINM12

                                                                   COMMON STOCK
                                                                           PROXY

                       INSURED MUNICIPAL INCOME FUND INC.

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 17, 2003

    The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

INSURED MUNICIPAL INCOME FUND INC.
PROXY SERVICES
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL ZINM11

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
1. To elect as directors:
   NOMINEES: (01) Richard Q. Armstrong, (02) David J. Beaubien,
             (03) Richard R. Burt, (04) Frederic V. Malek, (05) Carl W. Schafer,
             (06) Brian M. Storms and (07) William D. White.


                            FOR                      WITHHOLD
                            ALL      [ ]        [ ]  FROM ALL
                          NOMINEES                   NOMINEES

[ ] -----------------------------------------------------------
             For all nominees except as written above.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below:

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown of this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

Sign exactly as name appears hereon.

Signature:
(if held jointly)                                     Date:               Signature:                                 Date:
                    ------------------------------------   ------------             --------------------------------      ----------

                                                                            APS
                                                                           PROXY

                       INSURED MUNICIPAL INCOME FUND INC.

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 17, 2003

    The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
1. To elect as directors:
   NOMINEES: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) Richard R. Burt, (05) Mayer Feldberg,
             (06) Frederic V. Malek, (07) Carl W. Schafer, (08) Brian M. Storms and (09) William D. White.


                            FOR                      WITHHOLD
                            ALL      [ ]        [ ]  FROM ALL
                          NOMINEES                   NOMINEES

[ ] -----------------------------------------------------------
             For all nominees except as written above.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below:

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

Sign exactly as name appears hereon.

Signature:
(if held jointly)                                     Date:               Signature:                                 Date:
                    ------------------------------------   ------------             --------------------------------      ----------